UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLEAR SECURE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts!
CLEAR SECURE, INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET

CLEAR SECURE, INC. 65 EAST 55TH STREET, 17TH FLOOR NEW YORK, NY 10022

D74923-P71467

You invested in CLEAR SECURE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 14, 2022 10:00 a.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/YOU2022

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

     Vote at www.ProxyVote.com

     THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends

1.	Election of the following nominees as directors:
	Nominees:
	01)	Caryn Seidman-Becker	05)	Tomago Collins
	02)	Kenneth Cornick	06)	Kathryn Hollister
	03)	Michael Z. Barkin	07)	Adam Wiener
	04)	Jeffery H. Boyd

2.	Ratification of the appointment of our independent registered public accounting firm.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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